EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Volume Services America, Inc. (the "Company") on Form 10-Q for the quarter ended July 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence E. Honig, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley
Act of 2002,  that:  (1) The Report  fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Lawrence E. Honig
---------------------------------------
Lawrence E. Honig
Chief Executive Officer
Date:    August 15, 2003



         A signed original of this written statement required by Section 906 has been provided to Volume Services America, Inc. and will be retained by Volume Services America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.